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                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the inclusion, in this Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, filed on Form N-4 (File No. 333-88163) for the Providentmutual Variable Annuity Separate Account, of the following reports:

     1. Our report dated February 5, 1999 on our audits of the financial statements of Providentmutual Life and Annuity Company of America as of December 31, 1998 and 1997 and for each of the three years in the period ending December 31, 1998.

     2. Our report dated February 26, 1999 on our audits of the financial statements of the Providentmutual Variable Annuity Separate Account (comprising thirty-nine subaccounts) as of December 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.

     We also consent to the references to our Firm under the caption "Experts" and "Financial Information".









PRICEWATERHOUSECOOPERS LLP




Philadelphia, Pennsylvania
December 20, 1999